Exhibit 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Cross Atlantic Commodities, Inc. (the "Company") on Form 10-Q for the three months ended June 30, 2008 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Jorge Bravo, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


                                  /s/ Jorge Bravo
                                 -------------------------
                                 Jorge Bravo
                                 Chief Executive Officer

                                 August 7, 2008





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